UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 9, 2007
                                                           -------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 1-31565                06-1377322
------------------------------  ----------------  ------------------------------
 (State or other jurisdiction      Commission           (I.R.S. Employer
     of incorporation or           File Number         Identification No.)
        organization)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))



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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 8.01      Other Events
               ------------

               On March 9, 2007, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that the Company's prospective acquisition of PennFed Financial Services, Inc. ("PennFed") was approved by the New York State Banking Board. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

       (d) Attached as Exhibit 99.1 is the press release issued by the Company on March 9, 2007 to announce the New York State Banking Board's approval of the acquisition of PennFed.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 9, 2007                        NEW YORK COMMUNITY BANCORP, INC.
      -------------

                                           /s/ Ilene A. Angarola
                                           --------------------------------
                                           Ilene A. Angarola
                                           First Senior Vice President
                                           and Director, Investor Relations


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                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1         Press release issued by the Company on March 9, 2007.